================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        -----------------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           February 4, 1998


                     -------------------------------------



                            CNA FINANCIAL CORPORATION


               (Exact Name of Registrant as Specified in Charter)

     DELAWARE                      1-5823                       36-6169860
(State or Other Jurisdiction       Commission                  (IRS Employer
of Incorporation)                  (File Number)             Identification No.)

     CNA PLAZA CHICAGO, ILLINOIS                                   60685
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code             (312) 822-5000

          (Former Name or Former Address, if Changed Since Last Report)



================================================================================

Item 5. OTHER EVENTS


Exhibit No.                         Description
-----------                         -----------

Exhibit 99.01 On February 4, 1998, CNA Financial Corporation (CNA) issued a press release, announcing that Bernard Hengesbaugh has been appointed to the newly created position of executive vice president and chief operating officer of CNA's insurance and insurance-related operations. Hengesbaugh will have responsibility for overall operating performance of the Company's eight operating departments and 30 strategic business units. Replacing Hengesbaugh as president and chief operating officer of CNA's Specialty Operations Department is Thomas Taylor. Peter Wilson has been named to replace Taylor as president and chief operating officer of CNA Financial Insurance. A copy of the press release is attached hereto as
                  Exhibit 99.01 and is incorporated herein by reference.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CNA FINANCIAL CORPORATION





Date:   February 6, 1998                          By:  W. JAMES MACGINNITIE
        ----------------                               --------------------
                                                       W. James MacGinnitie
                                                       Senior Vice President and
                                                       Chief Financial Officer